Subsequent Events	12 Months Ended
Dec. 31, 2025
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Subsequent Events
29.	Subsequent Events
Declaration of Dividend
The Company has increased its quarterly dividend under its dividend policy, setting it at $0.195 per common share for 2026. The declaration, timing, amount and payment of future dividends remain at the discretion of the Board of Directors.
On March 12, 2026, the Board of Directors declared a dividend in the amount of $0.195 per common share, with this dividend being payable to shareholders of record on March 31, 2026 and is expected to be distributed on or about April 10, 2026. The

Company has implemented a dividend reinvestment plan (“DRIP”) whereby shareholders can elect to have dividends reinvested directly into additional Wheaton common shares based on the
Average Market Price, as defined in the DRIP.
Acquisition of Mineral Stream Interest - Antamina
On February 16, 2026, the Company announced it had entered into a definitive PMPA (the “BHP Antamina PMPA”) with BHP Group Limited (“BHP”) for their 33.75% portion of the silver produced at the Antamina Mine located in Peru. Upon closing, Wheaton will receive a combined 67.5% of all the silver produced from Antamina, up from the 33.75% currently delivered under the existing Glencore silver stream.
Under the terms of the BHP Antamina PMPA, the Company will pay BHP total upfront cash consideration of $4.3 billion on closing, subject to certain customary conditions. Additionally, the Company will make ongoing payments for the silver ounces delivered equal to 20% of the spot price of silver. The BHP Antamina PMPA is effective April 1, 2026, from which time the Company will purchase BHP’s 33.75% of the payable silver until a total of 100 million ounces has been delivered, at which point the Company will purchase 22.5% of the payable silver for the life of mine. Payable silver will be calculated using a fixed payable factor of 90.0%
.
The
 upfront payment of $4.3 billion will be funded through a combination of existing liquidity and new financing. Funding sources include estimated cash on hand at closing of approximately $1.9 billion, including the $1.2 billion cash on hand at December 31, 2025 in addition to $323 million realized on the disposal of certain Long-Term Equity Investments. The remaining balance will be funded through an approximate $0.9 billion draw on the Company’s Revolving Facility, in addition to a new $1.5 billion non-revolving term loan credit facility which carries a two-year maturity and aligns with the terms of the Company’s existing Revolving Facility.